Exhibit 99.1

N E W S R E L E A SE

For Immediate Release	One American Row
PO Box 5056
Hartford CT 06102-5056
www.phoenixwm.com

Contacts:
Media Relations Alice S. Ericson, 860-403-5946 alice.ericson@phoenixwm.com	Investor Relations Naomi Baline Kleinman, 860-403-7100 pnx.ir@phoenixwm.com

The Phoenix Companies, Inc. (NYSE:PNX) Announces Success of Consent Solicitation Relating to 7.45% Quarterly Interest Bonds due 2032 (CUSIP 71902E 20 8) (NYSE:PFX)

Hartford, Conn., Feb. 20, 2014 – The Phoenix Companies, Inc. (NYSE:PNX) today announced the consent of bondholders holding the majority in principal amount of its 7.45% Quarterly Interest Bonds due 2032 (CUSIP 71902E 20 8) (NYSE:PFX) to amend the indenture governing the bonds and provide a related waiver. The consents received represent approximately 72% of the outstanding principal amount.

The approval of the amendments and waiver allows Phoenix to extend to March 16, 2015 the deadline for all SEC reports required to be delivered to the bond trustee prior to that date.

“We are pleased the consent solicitation was a success and appreciate the support of our bondholders,” said James D. Wehr, president and chief executive officer.

Phoenix previously said it expects to file its 2012 Form 10-K by March 31, 2014 and become a timely SEC filer with the filing of its second quarter 2014 Form 10-Q. The extended deadline provides Phoenix with additional flexibility for delivering certain required SEC reports to the bond trustee.

As previously reported, Phoenix is restating historical annual and interim GAAP financial statements. As a result, Phoenix has not yet filed with the SEC its third quarter 2012 Form 10-Q and its subsequent periodic reports.

-more-

ABOUT PHOENIX

The Phoenix Companies, Inc. (NYSE:PNX) helps financial professionals provide solutions, including income strategies and insurance protection, to families and individuals planning for or living in retirement. Founded as a life insurance company in 1851, Phoenix offers products and services designed to meet financial needs in the middle income and mass affluent markets. Its distribution subsidiary, Saybrus Partners, Inc. offers solutions-based sales support to financial professionals and represents Phoenix’s products among key distributors, including independent marketing organizations and brokerage general agencies. Phoenix is headquartered in Hartford, Connecticut, and its principal operating subsidiary, Phoenix Life Insurance Company, has its statutory home office in East Greenbush, New York.  For more information, visit www.phoenixwm.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These forward-looking statements include statements relating to, or representing management’s beliefs about, our future transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators, and the Company’s ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE.   Such forward-looking statements often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions.  Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance.  Our ability to provide updated information about the restatement in the anticipated timeframe, complete the restatement and resume a timely filing schedule with respect to our SEC filings reflecting the restatement is subject to a number of contingencies, including but not limited to, whether we continue to identify errors in our consolidated financial statements, whether existing systems and processes can be timely updated, supplemented or replaced, and the number and complexity of, and periods covered by, the periodic reports that we will have to file with the SEC to reflect the restatement. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our other filings with the SEC.  Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations.”  You are urged to carefully consider all such factors.  We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this news release, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized.  If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this news release, such statements or disclosures will be deemed to modify or supersede such statements in this news release.
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